1 Amedisys Fourth Quarter 2022 Earnings Call Supplemental Slides February 16th, 2023 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS Exhibit 99.2

OUR KEY AREAS OF FOCUS

Strategic areas of focus and progress made during Q4'22

1 Organic Growth

- **Home Health***: Total same store admissions +5%
- **Hospice**: Total same store admissions -8%, ADC -2%
- **Personal Care**: PC Network drove ~$286K in revenue to Home Health and Hospice via care coordination
- **High Acuity Care**: Admissions +69% over prior year

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Q4'22 Voluntary Turnover 20.7%

3 Clinical Initiatives

- Quality: Amedisys Apr'23 preview STARS score of 4.49
- 99% of care centers at 4+ Stars based on Apr'23 preview
- 46 Amedisys care centers rated at 5 Stars in the Apr'23 preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.7% (vs. 49.0% in 4Q'21)
  - Current PTA Ratio: 53.9% (vs. 52.9% in 4Q'21)

5 M&A

- Acquired Evolution Health on 4/1/22 expanding our footprint in TX, OK and OH (15 care centers)
- Acquired 2 care centers from Assisted Care Home Health in North Carolina on 4/1/22
- Entered into 3 new High Acuity Care joint venture partnerships during 2022

6 Regulatory

2022 Reimbursement

- Final Home Health industry rule – Amedisys impact +3.2% increase
- Final Hospice industry rule – Amedisys impact +2.0% increase (effective 10/1/21)

2023 Reimbursement

- Final Hospice industry rule – Amedisys impact +3.8% increase (effective 10/1/22)
- Final Home Health industry rule – Amedisys impact flat (effective 1/1/23)

Note: Home Health same store volume is defined as admissions plus recertifications

3

HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 4Q 2022[1]

Home Health total same store admissions +5%; Hospice same store admissions -8%; EBITDA margin decline driven by our acquisitions (additional $4M in losses over Q4'21), the return of sequestration (Q4'21 benefited by $9M), planned wage increases and the shift in Home Health volumes from episodic to per visit payors amedisys

Amedisys Consolidated

- Revenue Growth:+0.5%
- EBITDA: $60M
- EBITDA Margin: 10.7% (ex. Contessa: 12.1%)
- EPS: $1.16 (ex. Contessa: $1.36)

Adjusted Financial Results

$ in Millions, except EPS		4Q21		4Q22		FY 2021		FY 2022
Home Health	$	337.3	$	342.6	$	1,353.8	$	1,364.8
Hospice		204.9		197.6		785.3		787.8
Personal Care		15.1		15.9		65.0		61.4
High Acuity Care		2.0		5.9		3.5		18.5
Total Revenue	$	559.3	$	562.0	$	2,207.6	$	2,232.5
Gross Margin %		44.1%		43.9%		45.1%		44.2%
Adjusted EBITDA	$	64.8	$	59.9	$	299.6	$	262.1
		11.6%		10.7%		13.6%		11.7%
Adjusted EPS	$	1.18	$	1.16	$	5.95	$	5.01
Free cash flow (4)	$	1.2	$	36.2	$	174.3	$	114.5

Balance Sheet & Cash Flow

- Net debt: $384.3M
- Net Leverage ratio: 1.5x
- Revolver availability: $520.4M
- CFFO: $40.9M
- Free cash flow (4): $36.2M
- DSO: 46.1 (vs. Q4'21 of 43.2 and down 1.2 days since Q3)

Home Health

Same Store (2)(3):
- Total Admissions: +5%
- Total Volume: +1%

Other Statistics:
- Revenue per Episode(5): $2,989 (+1.3%)
- Visiting Clinician Cost per Visit: $102.92 (+6.9%)
- Medicare VPE decreased 1.0 (-7.2%)

Hospice

Same Store Volume (3):
- Admissions: -8%
- ADC: -2%

Other Statistics:
- Revenue per Day: $166.82 (-0.8%)
- Cost per day: $86.99 (-3.6%)

Personal Care

Growth Metrics:
- Billable hours/quarter: -9%
- Clients served: -2%

Other Statistics:
- Revenue per hour: +17%
- Cost per hour: +17%

High Acuity Care

Growth Metrics:
- Total Admissions: 482
- Number of admitting JVs: 8

Other Statistics:
- Patient Satisfaction: 86%

1. *The financial results for the three-month periods and years ended December 31, 2021 and December 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Medicare sequestration suspended May 1, 2020; reinstated at 2% effective July 1, 2022.*

4

OUR REVENUE SOURCES: 4Q'22

Amedisys Consolidated Revenue


2.8%
1.0%
35.2%
61.0%
Home Health
Hospice
Personal Care
High Acuity Care

Home Health Revenue


23.3%
11.7%
65.0%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.7%
94.3%
Medicare FFS
Private

- **Home Health**: 347 care centers; 34 states & D.C.
- **Hospice**: 164 care centers; 31 states
- **Personal Care**: 13 care centers; 3 states
- **High Acuity Care: 8 admitting joint ventures; 6** states; 30 referring hospitals
- **Total AMED: 532 care centers; 37 states and D.C.**

- **Medicare FFS**: Reimbursed for a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us for a 30-day period of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors who reimburse us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – Q4 2022[1]

HOME HEALTH

$ in Millions	4Q21	4Q22	Year Ended 2021	Year Ended 2022
Medicare	$ 230.1	$ 222.8	$ 914.5	$ 900.6
Non-Medicare	107.2	119.8	439.3	464.2
Home Health Revenue	**$337.3**	**$342.6**	**$1,353.8**	**$1,364.8**
Gross Margin %	*43.8%*	*43.3%*	*45.1%*	*44.5%*
Pre-Corporate EBITDA [2]	**$63.3**	**$59.5**	**$283.0**	**$260.5**
	18.8%	*17.4%*	*20.9%*	*19.1%*

Operating Statistics	4Q21	4Q22	2021	2022
Same Store Growth (3)(4)				
Total admissions	2%	5%	6%	3%
Total volume	2%	1%	5%	0%
Medicare revenue per episode (5)	$2,951	$2,989	$2,959	$3,010
Medicare recert rate	35.1%	33.1%	35.1%	33.7%
Total cost per visit	$106.67	$114.66	$101.46	$109.41

HOSPICE

$ in Millions	4Q21	4Q22	Year Ended 2021	Year Ended 2022
Medicare	$ 193.9	$ 186.3	$ 743.6	$ 744.1
Non-Medicare	11.0	11.3	41.7	43.7
Hospice Revenue	**$204.9**	**$197.6**	**$785.3**	**$787.8**
Gross Margin %	*46.4%*	*47.9%*	*46.9%*	*46.4%*
Pre-Corporate EBITDA [2]	**$41.4**	**$44.4**	**$171.6**	**$166.3**
	20.2%	*22.4%*	*21.9%*	*21.1%*

Operating Statistics	4Q21	4Q22	2021	2022
Admit growth - same store (3)(4)	-1%	-8%	2%	-1%
ADC growth - same store (3)(4)	-4%	-2%	-4%	-1%
ADC	13,237	12,878	13,271	13,091
Avg. discharge length of stay	90	94	94	91
Revenue per day (net)	$168.24	$166.82	$162.12	$164.88
Cost per day	$90.23	$86.99	$86.15	$88.32

Home Health Highlights

- Revenue per Episode up 1.3% (primarily due to +3.2% rate increase partially offset by the reinstatement of sequestration at 2% (~$5M))
- Y/Y Total CPV up $7.99 (+7.5%, primarily due to raises, wage inflation, an increase in salaried employees and visit mix)
- Cost per episode down 2.0% (Medicare)

Hospice Highlights

- Net revenue per day -0.8% (+3.8% Hospice rate update effective 10/1/2022 offset by the reinstatement of sequestration at 2% and higher revenue adjustments)
- Cost per day down $3.24 (-3.5% primarily due to clinical optimization and reorganization initiatives, lower staffing levels and lower contractor utilization partially offset by planned wage increases and wage inflation)

1. *The financial results for the three-month periods and years ended December 31, 2021 and December 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Medicare revenue per completed episode reflects the suspension of sequestration for the period May 1, 2020 – March 31, 2022 and the reinstatement of sequestration at 1% on April 1, 2022 and at 2% on July 1, 2022.*

6

7 4Q21 1Q22 2Q22 3Q22 4Q22 Salary and Benefits 21.7 23.8 23.3 22.1 24.0 Other 10.4 10.2 6.7 12.2 11.7 Corp. G&A Subtotal 32.1 34.0 30.1 34.3 35.7 Non-cash comp 4.0 1.6 2.6 1.2 2.3 Adjusted Corporate G&A 36.1 35.6 32.7 35.5 38.0 $ in Millions 4Q21 1Q22 2Q22 3Q22 4Q22 Home Health Segment - Total 84.7 83.2 87.8 86.9 89.0 % of HH Revenue 25.1% 24.8% 25.2% 25.7% 26.0% Hospice Segment - Total 54.0 51.3 50.8 48.6 50.8 % of HSP Revenue 26.4% 26.6% 25.6% 24.4% 25.7% Personal Care Segment - Total 2.4 2.2 2.3 2.3 2.4 % of PC Revenue 15.7% 15.8% 15.2% 14.0% 14.9% High Acuity Care Segment - Total 6.2 7.1 8.8 8.8 8.4 % of HAC Revenue 305.7% 256.9% 199.8% 160.7% 144.2% Total Corporate Expenses 36.1 35.6 32.7 35.5 38.0 % of Total Revenue 6.5% 6.5% 5.8% 6.4% 6.8% Total 183.4 179.4 182.4 182.1 188.6 % of Total Revenue 32.8% 32.9% 32.2% 32.6% 33.6% GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED (1,2) Notes: • Year over year total G&A as a percentage of revenue increased 80 basis points ($5 million); excluding Contessa ($2 million) and home health acquisitions ($3 million), total G&A is flat versus prior year (G&A as a % of revenue excluding Contessa and home health acquisitions = 32.4%) • Planned wage increases and higher information technology fees and facilities-related costs were offset by savings associated with clinical optimization and reorganization initiatives and reductions in staffing levels • Total G&A increased $8 million sequentially excluding Contessa and our home health acquisitions due to higher incentive compensation costs, lower gains on the sale of fleet vehicles and a seasonality driven increase in health insurance 1. The financial results for the three-month periods ended December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Adjusted G&A expenses do not include depreciation and amortization. Impacted by acquisitions, raises and the addition of resources to support growth 32.8% 32.9% 32.2% 32.6% 33.6% 31.7% 31.6% 30.7% 31.3% 32.4% 29.0% 31.0% 33.0% 35.0% 4Q21 1Q22 2Q22 3Q22 4Q22 Total G&A as a Percent of Revenue G&A as a Percent of Revenue Ex-Contessa Exhibit 99.2

OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED

YOY Total CPV impacted by labor cost pressures and lower visits

Components	4Q'21	3Q'22	4Q'22	YoY Variance	Detail	Initiatives
Salaries	$69.73	$72.08	$73.94	$4.21	YoY increase due to visit mix, planned wage increases, wage inflation and an increase in salaried employees Sequential increase due to higher new hire pay, visit mix and one additional month of raises	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$4.93	$5.21	$5.61	$0.68	YoY variance due to an increase in rates (utilization flat) Sequential variance due to increased utilization	Focused efforts on filling positions with full-time clinicians
Benefits	$14.52	$14.35	$15.66	$1.14	YoY and Sequential variances due to higher payroll taxes on salary increases and an increase in health insurance costs due to the seasonality of claims	Focus on cost containment and spend optimization with specific focus on high-cost claims
Transportation & Supplies	$7.10	$7.79	$7.71	$0.61	YoY variance due to higher fleet fuel costs, mileage reimbursement and rate increases for freight and certain supplies	
***Visiting Clinician CPV**	**$96.28**	**$99.43**	**$102.92**	**$6.64**		
Clinical Managers	$10.39	$11.33	$11.74	$1.35	Fixed cost associated with non-visiting clinicians YoY increase driven by additional staff, planned wage increases and impact of fixed costs on lower visit volumes	Unit cost reduced as volume increases
Total CPV	$106.67	$110.76	$114.66	$7.99		

Note: Direct comparison with industry competitors CPV calculation



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$96.28
$99.43
$102.92
4Q21
3Q22
4Q22
Salaries
Contractors
Benefits
Transportation

8

9 DRIVING TOP LINE GROWTH Home Health admissions growth remains strong; volume impacted by mix shift. Sequential average daily census decline due to softer admission volumes and seasonality. 2% 0% -2% 1% 1% 2% 2% 0% 5% 5% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 50,000 100,000 150,000 4Q21 1Q22 2Q22 3Q22 4Q22 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth Personal Care Total Hours / Quarter 0 200,000 400,000 600,000 4Q21 1Q22 2Q22 3Q22 4Q22 Billable Hours -4% -3% 0% 1% -2% -1% 2% 6% -3% -8% -9.0% -6.0% -3.0% 0.0% 3.0% 6.0% 12,000 12,500 13,000 13,500 14,000 4Q21 1Q22 2Q22 3Q22 4Q22 ADC Admits SS ADC Growth SS Admit Growth Exhibit 99.2

10 INDUSTRY LEADING QUALITY SCORES Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Apr 2023 HHC Preview with 99% of our providers (representing 99% of care centers) at 4+ Stars and 82% of our providers (representing 83% of care centers) at 4.5+ Stars. •31 Amedisys providers (representing 46 care centers) rated at 5 Stars. Notes: (1) CMS did not provide QPC Star and HH-CAHPS performance releases in 2021 due to COVID-19 PHE. (2) Apr 2023 QPC Star Preview performance period = Jul 2021 – Jun 2022 (Jul 2020 - Jun 2021 for ACH). (3) Jan 2023 HH-CAHPS Preview performance period = Jul 2021 – Jun 2022 (4) QPC Star and HH-CAHPS Results for Amedisys Legacy providers only. Metric Jul 22 Release Oct 22 Release Jan 23 Release Apr 23 Preview Quality of Patient Care 4.46 4.49 4.49 4.49 Entities at 4+ Stars 99% 100% 99% 99% 3.00 3.50 4.00 4.50 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor CMS Blind Period Metric Apr 22 Release Jul 22 Release Oct 22 Release Jan 23 Release Patient Satisfaction Star 3.73 3.92 3.60 3.57 Performance Over Industry +3% +5% +3% +1% 3.00 3.50 4.00 4.50 PS Industry Performance Amedisys PS Score PS Industry Avg PS Top Competitor CMS Blind Period Exhibit 99.2

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers. Exhibit 99.2

12 DEBT AND LIQUIDITY METRICS Net leverage ~1.5x 1. Net debt defined as total debt outstanding ($438.4M) less cash ($54.1M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($262.1M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Revolver - Outstanding Term Loan 435.9 Promissory Notes 0.2 Finance Leases 2.3 Total Debt Outstanding 438.4 Less: Deferred Debt Issuance Costs (3.5) Total Debt - Balance Sheet 434.9 Total Debt Outstanding 438.4 Less Cash (54.1) Net Debt (1) 384.3 Leverage Ratio (net) (2) 1.5 Term Loan 450.0 Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (29.6) Available Revolver 520.4 Plus Cash 54.1 Total Liquidity (3) 574.5 As of: 12/31/22 Credit Facility Outstanding Debt As of: 12/31/22 Exhibit 99.2

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for 2022 of $133M. Results impacted by repayment of deferred payroll taxes ($27M) in Q4-22 and ZPIC audit repayment ($38M). 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 4Q21 1Q22 2Q22 3Q22 4Q22 GAAP Net Income 34.0 31 .7 29.0 25.4 31 .5 Changes in working capital (27 .1 ) (5.4) 1 3 .6 (67 .3) 6.9 Depreciation and amortization 9.1 8.0 6.2 5.5 5.2 Non-cash compensation 5.9 7 .3 5.1 3 .5 0.6 Deferred income taxes 9.9 3 .2 2.8 1 3 .0 4.3 Other (26.6) 3 .8 0.7 6.3 (7 .6) Cash flow from operations 5.2 48.6 57.4 (13.6) 40.9 Capital expenditures - routine (0.7) (0.9) (1 .5) (1 .5) (1 .5) Required debt repay ments (3.3) (3 .8) (3.2) (3 .2) (3 .2) Free cash flow 1.2 43.9 52.7 (18.3) 36.2 Capital Deployment Acquisitions (5.1) - (7 3.3) 1 .4 - Share Repurchases (1 5.0) - (1 7 .4) - - Total (20.1) - (90.7) 1.4 - Exhibit 99.2

14 INCOME STATEMENT ADJUSTMENTS (1) 1. The financial results for the three-month periods ended December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Q4 adjustments primarily related to clinical optimization and reorganization initiatives, COVID-19 costs, acquisition and integration costs and severance. $000s Income Statement Line Item 4Q21 1Q22 2Q22 3Q22 4Q22 Revenue Contingency accrual Net Serv ice Rev enue -$ -$ 8,37 4$ 931$ -$ Cost of Service Clinical optimization and reorganization costs Cost of Serv ice, Excluding Depreciation & Amortization - - 1 95 1 ,1 54 33 COVID-1 9 costs Cost of Serv ice, Excluding Depreciation & Amortization 4,323 3,7 33 1 ,803 1 ,7 01 1 ,51 0 Integration costs Cost of Serv ice, Excluding Depreciation & Amortization - - 1 ,401 31 1 - Fuel supplement Cost of Serv ice, Excluding Depreciation & Amortization - 337 1 ,01 6 1 ,962 261 G&A Acquisition and integration costs G&A, Salaries and benefits 41 9 31 6 1 ,67 4 1 ,025 37 8 Clinical optimization and reorganization costs G&A, Salaries and benefits - - 81 0 1 ,386 (1 52) COVID-1 9 costs G&A, Salaries and benefits 9 24 1 2 - 3 Executiv e Board of Directors transition award G&A, Salaries and benefits - 3 ,500 - - - Sev erance G&A, Salaries and benefits - - - - 993 Fuel supplement G&A, Salaries and benefits - - - 21 8 33 Acquisition and integration costs G&A, Other 891 1 ,062 3,649 2,1 29 1 ,065 Legal fees - non-routine G&A, Other - 51 1 90 - - COVID-1 9 costs G&A, Other 1 31 1 29 7 2 1 59 1 04 Clinical optimization and reorganization costs G&A, Other - - 59 1 ,290 2,399 Legal settlement G&A, Other - - (1 ,058) - - Other Items Inv estment impairment Inv estment impairment - - - 3 ,009 - Interest component of certain items Interest Expense 451 - 4,652 (207) - Other (income) expense, net Total Other (Expense) Income, Net 1 88 2 ,298 7 60 7 93 81 4 Total 6,412$ 11,450$ 23,609$ 15,861$ 7 ,441$ EPS Impact 0.15$ 0.26$ 0.56$ 0.36$ 0.19$ EBITDA Impact 5,961$ 11,450$ 18,957$ 16,068$ 7 ,441$ Exhibit 99.2

15 2023 Guidance Exhibit 99.2

16 AMEDISYS 2023 PRELIMINARY GUIDANCE Revenue, EBITDA and EPS guidance ranges for FY 2023 ($M except for EPS) Total AMED Adjusted Revenue $2,244 - $2,274 Adjusted EBITDA $230 - $240 Adjusted EPS $4.13 - $4.36 Exhibit 99.2

2022 – 2023 EBITDA WATERFALL



Adjusted EBITDA Waterfall ($M)
$262
$26
$13
$45
$23
$6
$14
$187
$52
$17
$2
$7
$8
$4
$235
2022 EBITDA
Reimbursement, Net
Sequestration
Compensation & Benefits
STI/LTI
COVID Costs
Mix Shift
Revenue Growth & Margin Improvement
Clinical Optimization & Reorganization Initiatives
Mileage Reimbursement
Investments
Other Items
Divestiture of PCL
2023 EBITDA

Category	Description
Reimbursement, Net	Home Health rate update: 0%, Hospice rate update: +3.8%
Sequestration	Headwind of $13M from 2022 to 2023
Compensation & Benefits	Impact of 2022 raises (Aug 2022) plus 4% for 2023 raises and wage inflation; Benefits increase reflects investments focused on improving medical plans and family support: higher HSA contributions, enhanced disability coverage, paid paternal bonding leave and family caregiving leave
STI / LTI	2022 payout of 10% for corporate plan vs. 100% for 2023; lower payouts in 2022 for all other incentive compensation plans based on 2022 performance
COVID Costs	No longer adding back COVID costs in 2023 - $6M headwind into 2023
Mix Shift	Continued shift in Home Health payor mix from episodic volumes which generate higher revenue to non-episodic volumes
Revenue Growth & Margin Improvement	Home Health total volume growth +5%; Hospice average daily census growth +3%; continued improvement in clinician utilization
Other Items	Medical supply and freight cost increases, non-recurring favorable legal settlement in 2022
Clinical Optimization & Reorganization Initiatives	Savings related to clinical optimization and reorganization initiatives
Investments	Denovos, Medalogix, workforce optimization and automation

17

2023 Guidance Considerations

EBITDA impacted by expiration of sequestration relief, COVID-19 costs (no longer classified as an adjusting item) and higher compensation, benefits and incentive compensation costs

Amedisys Consolidated

- **Tax rate ~27%**
- **Cash tax rate ~19%**
- Diluted share count **~32.9 million shares**
- Capital Expenditures **~$13-$15 million**
- Salary increases and wage inflation **~4%**
- Benefits increase (including enhancements to medical and disability plans and new family support programs) **~7%** *(4% pricing/claims costs, 3% growth/headcount)*
- Incentive compensation increase ~ $23 million
- **Excludes future acquisitions, related integration costs and potential share repurchase**

Home Health

- **Total same store admission growth: ~5%**
- Flat pricing
- Expiration of sequestration relief -$7 million
- Continued shift in payor mix from episodic to per visit -$14 million
- Clinical optimization and reorganization initiatives +$7 million
- Continued focus on Quality of Care (Stars and Acute Care Hospitalization rates)

Hospice

- **Total same store admission growth: ~2%**
- +3.8% rate increase
- Expiration of sequestration relief -$6 million
- Clinical optimization and reorganization initiatives +$10 million

Personal Care

- **On February 10, 2023, entered into a definitive agreement to sell our Personal Care line of business**
- Divestiture expected to close during Q2-2023

High Acuity Care

- High Acuity Revenue: $27M - $47M
- Awarded BlueCross BlueShield of TN palliative care contract

2023 Investments

- **Total Investments in business of ~$8M**
  - Innovations & Projects ($6M) – spend related to automation, workforce optimization and expansion of Medalogix products
  - Denovos ($1M) – Expansion of denovo program

18

19 2023 HIGH ACUITY SEGMENT REVENUE ($ in millions) 2023A to 2023P Revenue Bridge 2022 → 2023 Revenue Growth: 3.9x $47 2023 Revenue Composition by Clinical Program (1) Excludes $6M of 2022 revenue to be reported in Home Health segment in 2023 (2) $47M represents the high end of the $27M - $47M range $10 $7 $8 $22 Hospital at Home (full risk episodes) SNF at Home (full risk episodes) Completing Hospital at Home (limited risk episodes) Palliative Care at Home (varied risk arrangements) Exhibit 99.2

20 Environmental, Social, Governance (E.S.G.) Considerations Exhibit 99.2

21 ENVIRONMENTAL, SOCIAL, GOVERNANCE (E.S.G.) CONSIDERATIONS Sustainable, high-quality, patient focused, home-based care model Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.49 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice, personal care and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations Exhibit 99.2